September 17, 2003

Dear Fellow Shareholder:

             On behalf of the Board of Directors and management of Southern Missouri Bancorp, Inc., we cordially invite you to attend the 2003 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on Monday, October 20, 2003 at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri.

             The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

             We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

             Your Board of Directors and management are committed to the continued success of Southern Missouri Bancorp, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely, /s/ GREG A. STEFFENS Greg A. Steffens President

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SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 785-1421

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on October 20, 2003

             Notice is hereby given that the annual meeting of shareholders of Southern Missouri Bancorp, Inc. will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, on Monday, October 20, 2003, at 9:00 a.m. local time.

             A proxy card and a proxy statement for the annual meeting are enclosed.

             The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of three directors of Southern Missouri Bancorp, each with a term of three years;
Proposal 2.	Approval of the Southern Missouri Bancorp 2003 Stock Option and Incentive Plan; and
Proposal 3.	Ratification of the appointment of Kraft, Miles & Tatum, LLC as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2004.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

             The Board of Directors has fixed the close of business on September 12, 2003, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ SAMUEL H. SMITH SAMUEL H. SMITH Secretary

Poplar Bluff, Missouri
September 17, 2003

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 785-1421

____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on October 20, 2003
____________________

             Southern Missouri Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Southern Missouri Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 17, 2003. Certain of the information provided herein relates to Southern Missouri Bank and Trust, a wholly owned subsidiary of Southern Missouri Bancorp. Southern Missouri Bank and Trust may also be referred to from time to time as the "Bank." References to "Southern Missouri Bancorp", "we", "us" and "our" refer to Southern Missouri Bancorp, Inc. and, as the context requires, Southern Missouri Bank and Trust.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	October 20, 2003
Time:	9:00 a.m., local time
Place:	Greater Poplar Bluff Chamber of Commerce
1111 West Pine Street
Poplar Bluff, Missouri

Matters to be Considered at the Annual Meeting.

             At the meeting, shareholders of Southern Missouri Bancorp are being asked to consider and vote upon the following proposals:

Proposal I.	Election of three directors of Southern Missouri Bancorp, each with a term of three years;
Proposal II.	Approval of the Southern Missouri Bancorp 2003 Stock Option and Incentive Plan; and
Proposal III.	Ratification of the appointment of Kraft, Miles & Tatum, LLC as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2004.

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The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

             We have fixed the close of business on September 12, 2003 as the record date for shareholders entitled to notice of and to vote at the Southern Missouri Bancorp annual meeting. Only holders of record of Southern Missouri Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Southern Missouri Bancorp common stock you own. On September 12, 2003, 1,153,215 shares of Southern Missouri Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

             If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items under the Nasdaq Stock Market rules. The proposal to approve the 2003 Stock Option and Incentive Plan is considered a "non-discretionary" item and will only be voted by your broker in accordance with your instructions.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

             We maintain an employee stock ownership plan ("ESOP") which owns 6.48% of Southern Missouri Bancorp common stock. Employees of Southern Missouri Bancorp and Southern Missouri Bank and Trust participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Southern Missouri Bancorp common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of Southern Missouri Bancorp common stock held in the ESOP but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

             A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Southern Missouri Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

             If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given

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unless the adjourned meeting is set to be held after November 21, 2003. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal I: Election of Directors.

             Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the respective nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposal II: Adoption of the 2003 Stock Option and Incentive Plan.

             Adoption of the 2003 Stock Option and Incentive Plan requires a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Abstentions and broker non-votes on the proposal to adopt the 2003 Stock Option and Incentive Plan will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the adoption of the 2003 Stock Option and Incentive Plan.

Vote Required to Approve Proposal III: Ratification of the Appointment of Our Independent Auditors.

             Ratification of the appointment of Kraft, Miles & Tatum, LLC as our independent auditors for the fiscal year ending June 30, 2004 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Abstentions and broker non-votes on the proposal to ratify the appointment of Kraft, Miles & Tatum, LLC as our independent auditors, will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Kraft, Miles & Tatum LLC as our independent auditors for the fiscal year ending June 30, 2004.

How Do I Vote at the Annual Meeting?

             Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Southern Missouri Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

             Voting instructions are included on your proxy card. Shares of Southern Missouri Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Southern Missouri Bancorp with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees, "FOR" the approval of the Stock Option and Incentive Plan and "FOR" ratification of the appointment of Kraft, Miles & Tatum, LLC as our independent auditors for the fiscal year ending June 30, 2004. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

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             You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

             You may revoke your proxy before it is voted by:
  submitting a new proxy with a later date;

  notifying the Corporate Secretary of Southern Missouri Bancorp in writing before the annual meeting that you have revoked your proxy; or

  voting in person at the annual meeting.
             If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

             We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

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STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK

Stock Ownership of Directors and Executive Officers and 5% Owners.

             The following table sets forth, as of the September 12, 2003 voting record date, information regarding share ownership of:
  those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Southern Missouri Bancorp common stock other than directors and executive officers;

  each director and director nominee of Southern Missouri Bancorp Inc.;

  each executive officer of Southern Missouri Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and

  all current directors and executive officers of Southern Missouri Bancorp as a group.
             The address of each of the beneficial owners, except where otherwise indicated, is the same address as Southern Missouri Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Southern Missouri Bancorp.

             Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after September 12, 2003 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

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Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Southern Missouri Bancorp, Inc. Employee Stock Ownership Plan Trust(2) 531 Vine Street Poplar Bluff, Missouri 63901	74,693	6.48%
Donald R. Crandell(3) 1815 Zehm Street Poplar Bluff, Missouri 63901	92,793	8.05
Jeffrey L. Gendell(4) Tontine Financial Partners, L.P. 200 Park Avenue, Suite 300 New York, New York 10166	112,800	9.78
Directors and Named Executive Officers
Thadis R. Seifert(5)	68,554	5.94
Greg A. Steffens(6)	56,949	4.81
Samuel H. Smith	44,277	3.82
Leonard W. Ehlers(7)	44,277	3.84
James W. Tatum(8)	44,277	3.84
Ronnie D. Black	9,150.79
L. Douglas Bagby	9,168.79
Sammy A. Schalk(9)	18,250	1.58
James W. Duncan(6)	17,197	1.47
Directors and executive officers of Southern Missouri Bancorp, Inc. and Southern Missouri Bank and Trust as a group (9 persons)(10)	312,099	25.62%
___________________________________
(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are options to purchase shares of Southern Missouri Bancorp common stock as follows: Mr. Steffens - 30,000 shares; Mr. Smith - 5,712 shares; Mr. Black - 5,000 shares; Mr. Bagby - 5,000 shares; Mr. Schalk - 5,000 shares; and Mr. Duncan - 14,491 shares.
(2)	Represents shares held by the ESOP. Of these shares, 62,439 shares have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Southern Missouri Bancorp common stock allocated to his or her account.
(3)	Based on information provided by Donald R. Crandell as of September 1, 2001.
(4)	As reported by Jeffrey L. Gendell and Tontine Financial Partners L.P. in a statement dated August 14, 2003 on Schedule 13D under the Securities and Exchange Act of 1934, as amended. Both parties reported shared voting and dispositive power over 112,800 shares.
(5)	As reported by Thadis R. Seifert in a statement dated February 14, 2002 on Schedule 13D under the Securities and Exchange Act of 1934, as amended. Mr. Seifert reported sole voting and dispositive power over all 68,554 shares.
(6)	Includes 3,249 and 1,943 shares allocated to Mr. Steffens' and Mr. Duncan's respective accounts under the ESOP.
(7)	Includes 13,565 shares held in a trust for which Mr. Ehlers is a beneficiary.
(8)	Includes 10,000 shares held solely by Mr. Tatum's spouse.
(9)	Includes 1,900 shares held in the Gamblin Lumber Co. Profit Sharing Trust for which Mr. Schalk is the trustee.
(10)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 65,203 shares of Southern Missouri Bancorp common stock granted to directors and executive officers.

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Section 16(a) Beneficial Ownership Reporting Compliance.

             Section 16(a) of the Securities Exchange Act of 1934 requires Southern Missouri Bancorp's directors and executive officers, and persons who own more than 10% of Southern Missouri Bancorp's common stock to report their initial ownership of Southern Missouri Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Southern Missouri Bancorp is required to disclose in this proxy statement any late filings or failures to file.

             Southern Missouri Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended June 30, 2003. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL I -- ELECTION OF DIRECTORS

             Our Board of Directors consists of eight members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

             The table below sets forth information regarding each director of Southern Missouri Bancorp and each nominee for director, including his age, position on the board and term of office. The Board of Directors selects nominees for election as directors. All of our nominees currently serve as Southern Missouri Bancorp directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Southern Missouri Bancorp, Inc. and Southern Missouri Bank and Trust	Director Since(2)	Term to Expire
Director Nominees
Greg A. Steffens	36	President	2000	2006
Samuel H. Smith	65	Director and Secretary	1988	2006
L. Douglas Bagby	54	Director	1997	2006
Directors Continuing in Office
Leonard W. Ehlers	84	Director	1961	2004
Thadis R. Seifert	84	Chairman	1971	2004
Sammy A. Schalk	54	Director	2000	2004
Ronnie D. Black	55	Director	1997	2005
James W. Tatum	77	Director	1983	2005
_________________________________
(1)	At June 30, 2003.
(2)	Includes service as a director of Southern Missouri Bank and Trust, except for Mr. Ehlers who only serves on the Board of Directors of Southern Missouri Bancorp.

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             Set forth below is the principal occupation of each director of Southern Missouri Bancorp and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

             Greg A. Steffens. Mr. Steffens has served as President of Southern Missouri Bancorp since October 2000. Prior to being elected President, Mr. Steffens served as Chief Financial Officer of Southern Missouri Bancorp, and President and Chief Executive Officer of Southern Missouri Bank and Trust. Before joining Southern Missouri Bancorp, Mr. Steffens was the Chief Financial Officer of Sho-Me Financial Corporation and 1st Savings Bank from December, 1993 until February, 1998.

             Samuel H. Smith. Mr. Smith is currently the Secretary of Southern Missouri Bancorp and Chairman of the Board of Directors of Southern Missouri Bank and Trust. He is President, Chief Executive Officer and majority stockholder of S.H. Smith and Company, Inc., an engineering consulting firm in Poplar Bluff, Missouri.

             L. Douglas Bagby. Mr. Bagby is General Manager of the Poplar Bluff Municipal Utilities, a position he has held since 1989.

             Leonard W. Ehlers. Mr. Ehlers retired in 1984. Before retiring, Mr. Ehlers served as Official Court Reporter of the 36th Judicial Circuit and owner of Ehlers Reporting Service for over 39 years. Mr. Ehlers served as Chairman of the Board of Southern Missouri Bank and Trust from 1994 to 1999. He is currently Vice Chairman of the Board of Directors of Southern Missouri Bancorp.

             Thadis R. Seifert. Mr Seifert is Chairman of Southern Missouri Bancorp. He is a former Executive Vice President of Southern Missouri Bank and Trust, a position he held from 1976 to 1985.

             Sammy A. Schalk. Mr. Schalk is the President and principal owner of Gamblin Lumber Company. Mr. Schalk serves on the Municipal Board of Public Utilities and the advisory committee for the Industrial Technology Department of the local junior college.

             Ronnie D. Black. Mr. Black serves as Executive Director of the General Association of General Baptists, a position he has held since 1997. Mr. Black served as Stewardship Foundation Director of the General Association of General Baptists from 1978 to 1997.

             James W. Tatum. Mr. Tatum retired in 1989. Before retiring, Mr. Tatum served as a member and partner of Kraft, Miles & Tatum, LLC, an accounting firm, for over 40 years. He is currently Vice Chairman of the Board of Directors of Southern Missouri Bank and Trust.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Meetings

             The Board of Directors of Southern Missouri Bancorp generally meets on a monthly basis, holding additional special meetings as needed. During fiscal 2003, the Board of Directors of Southern Missouri Bancorp held 12 regular meetings and two special meetings. Meetings of the Board of Directors of Southern Missouri Bank and Trust are also generally held on a monthly basis. The Board of Directors of Southern Missouri Bank and Trust held 12 regular meetings and one special meeting during fiscal 2003. No director of Southern Missouri Bancorp or of the Bank attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

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Committees

             The Board of Directors of Southern Missouri Bancorp has standing Executive, Audit, Personnel and Nominating Committees.

             The Executive Committee generally acts in lieu of the full Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee is composed of Directors Steffens, Tatum, Ehlers and Seifert. The Executive Committee did not meet in fiscal 2003.

             The Audit Committee of Southern Missouri Bancorp operates under a written charter adopted by the full Board of Directors. The Audit Committee currently has seven members, Chairman Tatum and directors Bagby, Black, Ehlers, Schalk, Seifert and Smith, each of whom is an "independent director" under the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:
  reviewing significant financial information including all quarterly reports and press releases containing financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

  ascertaining the existence of effective accounting and internal control systems; and

  overseeing the entire audit function both internal and independent including reviewing all reports received from the independent auditor.
             In fiscal 2003, this committee met five times.

             The Personnel Committee consists of Directors Seifert (Chairman), Smith and Bagby. Personnel issues are usually discussed at the monthly Board of Director meetings. Accordingly, this Committee meets on an as-needed basis to review promotions and to interview staff at the officer level. This committee met one time during fiscal 2003.

             The entire Board of Directors acts as the Nominating Committee for selecting nominees for election as directors. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited nominations. The full Board of Directors met one time in its capacity as Nominating Committee during the fiscal year ended June 30, 2003.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

             The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Southern Missouri Bancorp specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

             The Audit Committee, which operates under a written charter adopted by the Board of Directors, has issued the following report with respect to the audited financial statements of Southern Missouri Bancorp for the fiscal year ended June 30, 2003:
  The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2003 audited financial statements;

  The Audit Committee has discussed with the Company's independent auditors (Kraft, Miles & Tatum, LLC) the matters required to be discussed by Statement on Auditing Standards No. 61;

  The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

  Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2003 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.
James W. Tatum
L. Douglas Bagby
Ronnie D. Black
Leonard W. Ehlers
Sammy A. Schalk
Thadis R. Seifert
Samuel H. Smith

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DIRECTOR COMPENSATION

Fees

             Members of Southern Missouri Bancorp's Board of Directors receive a fee of $900 per month. Non-employee members of the Board of Directors of Southern Missouri Bank and Trust also received a fee of $900 per month for the first seven moths of fiscal 2003. This fee was $1,000 for the remaining months of fiscal 2003. Additionally, the non-employee members of the Board of Directors of SMS Financial Services, Inc., a wholly owned subsidiary of Southern Missouri Bank and Trust, received a fee of $300 per quarter for the first three quarters of fiscal 2003. This fee was eliminated February 2003. Total fees paid to directors of Southern Missouri Bancorp, Southern Missouri Bank and Trust and SMS Financial Services, Inc. during the fiscal year ended June 30, 2003 were $160,500.

Directors' Retirement Agreements

             Effective April 13, 1994, Southern Missouri Bank and Trust entered into individual retirement agreements with Messrs. Ehlers, Seifert, Smith, Tatum and the Estate of Robert Seifert, a former director. Southern Missouri Bank and Trust entered into similar agreements with directors Bagby and Black on October 19, 1999, and with director Schalk on November 20, 2000. These agreements were entered into in recognition of the directors' past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are unfunded and unsecured obligations of Southern Missouri Bank and Trust that is payable solely out of the general assets of Southern Missouri Bank and Trust.

EXECUTIVE COMPENSATION

Summary Compensation Table.

             The following table sets forth summary information concerning compensation awarded to, earned by or paid to Southern Missouri Bancorp's President and Southern Missouri Bank's Executive Vice President. No other executive officer of Southern Missouri Bancorp earned a salary and bonus in excess of $100,000 for the fiscal year ended June 30, 2003. The named executive officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their respective annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

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		Annual Compensation(1)		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(2)	Options/ SARs (#)	All Other Compensation ($)(3)
Greg A. Steffens President	2003	$141,308	$ ---	$---	$---	$10,922
	2002	132,461	25,000	---	---	12,070
	2001	112,244	---	---	---	15,106

James W. Duncan Executive Vice President	2003	$127,500	$ ---	$---	$---	$10,312
	2002	124,769	25,000	---	---	11,396
___________
(1)	All compensation and benefits are paid by the Bank.
(2)	Based on the $25.40 closing price per share of the common stock on the Nasdaq Stock Market on June 30, 2003, the last day the stock was traded in fiscal 2003, Mr. Steffens and Mr. Duncan each held 300 restricted shares with an aggregate market value of $7,620. Southern Missouri Bancorp will pay dividends on the restricted shares.
(3)	Represents contributions made to the ESOP on behalf of Mr. Steffens and Mr. Duncan.

Aggregated Option Exercises in Last Fiscal Year And FY-End Option/SAR Values Table.

             The following table summarizes certain information relating to the value of options held by the named executive officers at June 30, 2003. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Neither Mr. Steffens nor Mr. Duncan exercised any of their options during the fiscal year. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on June 30, 2003, which was $25.40 per share, based on the closing price of Southern Missouri Bancorp common stock as reported on the Nasdaq National Market on June 30, 2003, the last trading day in fiscal 2003. These values have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Southern Missouri Bancorp common stock on the date of exercise.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Greg A. Steffens President	---	$---	30,000	---	$261,375	$---

James W. Duncan Executive Vice President	---	$---	14,491	---	$165,197	$---

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Employment Agreements

             Messrs. Steffens and Duncan each have an employment agreement with Southern Missouri Bank and Trust. The agreements are the same in their material provisions. Both agreements provide for an annual base salary in an amount not less than Mr. Steffens' and Mr. Duncan's respective current salaries and have an initial term of one year. The agreements also provide for annual extensions of one year on each anniversary of the effective date of the agreement (i.e., each June 30). The agreements terminate upon the named executive officer's death, upon Mr. Steffens' or Mr. Duncan's termination for cause, or upon 90 days notice to us by Mr. Steffens or Mr. Duncan.

             Each of the employment agreements provides for payment to the named executive officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of Southern Missouri Bancorp or the Bank, where employment terminates involuntarily in connection with the change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For purposes of the employment agreements, a "change in control" is defined to include any event which would qualify as a change in control under (i) the Home Owners Loan Act of 1933 with respect to Southern Missouri Bancorp; or (ii) the Change in Bank Control Act with respect to Southern Missouri Bank and Trust; or (iii) where the current members of the Board of Directors of either Southern Missouri Bancorp or Southern Missouri Bank and Trust cease for any reason to constitute at least a majority thereof. These events are generally triggered prior to the acquisition of control of 10% of Southern Missouri Bancorp's common stock. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

             Based on his current compensation, if Mr. Steffens had been terminated as of June 30, 2003, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $310,000.

             Based on his current compensation, if Mr. Duncan had been terminated as of June 30, 2003, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $312,000.

EQUITY COMPENSATION PLAN INFORMATION TABLE

             The following table provides information as of June 30, 2003 with respect to shares of Southern Missouri Bancorp common stock that may be issued under the Southern Missouri Bancorp 1994 Stock Option Plan, our only equity compensation plans or arrangement and the 1994 Southern Missouri Management Recognition and Retention Plan other than our tax-qualified plans which are not included in this table. Our 1999 Stock Option Plan was previously approved by our shareholders and filed with the Securities and Exchange Commission. The table does not include any of the shares available in the Southern Missouri Bancorp 2003 Stock Option and Incentive Plan being submitted for approval by our shareholders at the annual meeting.

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Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	81,803	$14.39	47,050
Equity compensation plans not approved by security holders	---	---	---

PROPOSAL II -- APPROVAL OF THE ADOPTION OF THE
SOUTHERN MISSOURI BANCORP, INC. 2003 STOCK OPTION AND INCENTIVE PLAN

Purpose

             The purpose of the 2003 Stock Option and Incentive Plan, hereinafter referred to as the "2003 Option Plan," is to promote the long-term success of Southern Missouri Bancorp and increase stockholder value by:
  attracting and retaining key employees and directors;

  encouraging directors and key employees to focus on long-range objectives; and

  further linking the interests of directors, officers and employees directly to the interests of the stockholders.
            In furtherance of these objectives, our Board of Directors has adopted the 2003 Option Plan, subject to approval by the stockholders at the annual meeting. A summary of the 2003 Option Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the 2003 Option Plan, a copy of which is attached to this document as Appendix A.

Administration of the Stock Option and Incentive Plan

             The 2003 Option Plan will be administered by a committee of two or more members, each of whom must be a "non-employee director" and an "outside director," as those terms are defined in the 2003 Option Plan. We currently intend for the members of our Compensation Committee to administer the 2003 Option Plan. This committee will:
  select persons to receive options or stock appreciation rights from among the eligible participants;

  determine the types of awards and the number of shares to be awarded to participants;

  set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the 2003 Option Plan; and

  establish rules for the administration of the 2003 Option Plan.
            The committee has the power to interpret the 2003 Option Plan and to make all other determinations necessary or advisable for its administration.

             In granting awards under the 2003 Option Plan, the committee will consider, among other factors, the position and years of service of the individual, and the value of the individual's services to Southern Missouri Bancorp.

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Number of Shares That May Be Awarded

             Under the 2003 Option Plan, the committee may grant awards for an aggregate of 50,000 shares of Southern Missouri Bancorp common stock, plus (i) the number of shares of common stock repurchased by Southern Missouri Bancorp in the open market or otherwise with an aggregate price no greater than the cash proceeds received by Southern Missouri Bancorp from the exercise of options granted under the 2003 Option Plan; plus (ii) any shares of common stock surrendered to Southern Missouri Bancorp in payment of the exercise price of options granted under the 2003 Option Plan. These awards may be in the form of (i) options to purchase shares of common stock and/or (ii) stock appreciation rights granting the right to receive the excess of the market value of the shares of common stock represented by the stock appreciation rights on the date exercised over the exercise price. Stock options and stock appreciation rights are sometimes collectively referred to in this proxy statement as "awards." The 2003 Option Plan also provides that no person may be granted options for more than 25,000 shares during any fiscal year.

             The shares of Southern Missouri Bancorp common stock available under the 2003 Option Plan are subject to adjustment in the event of certain corporate reorganizations. Awards that expire or are terminated unexercised will be available again for issuance under the 2003 Option Plan. The 2003 Option Plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of Southern Missouri Bancorp common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercise of stock options under the plan, the exercise of stock options will have the effect of diluting the holdings of persons who own our common stock.

Eligibility to Receive Awards

             The committee may grant options to directors, advisory directors, officers and employees of Southern Missouri Bancorp and its subsidiaries. The committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted. There are currently 96 individuals who are eligible to receive awards under the 2003 Option Plan.

Exercise Price of Awards

             Under the terms of the 2003 Option Plan, the committee may grant stock appreciation rights or options to purchase shares of Southern Missouri Bancorp common stock at a price which may not be less than the fair market value of the common stock as quoted on the Nasdaq Stock Market on the date the option is granted. The closing price of Southern Missouri Bancorp common stock as quoted on the Nasdaq Stock Market on September 8, 2003, the latest practicable date available prior to mailing this proxy statement, was $26.50.

Exercisability of Awards and Other Terms and Conditions

             Stock Options. Generally, options under the 2003 Option Plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the 2003 Option Plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

             The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price

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with respect to the stock option may be made. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for the lesser of (i) three years following such termination of service (three months in the case of incentive stock options) or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

             Depending upon the outcome of a pending review by the Financial Accounting Standards Board, stock options granted may require an expense accrual by Southern Missouri Bancorp each quarter based on the anticipated value of the options.

             Stock Appreciation Rights. The committee may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the committee. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

             Stock appreciation rights will require an expense accrual by Southern Missouri Bancorp each quarter based on the anticipated value of the stock appreciation rights.

             Acceleration of Vesting Requirements. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon the occurrence of the option recipient's death or disability, a tender or exchange offer (other than by Southern Missouri Bancorp) or upon a change in control, the holder of any unexpired option under the 2003 Option Plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable.

Transferability of Awards

             An incentive stock option awarded under the 2003 Option Plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

Effect of Merger on Option or Right

             Upon a merger or other business combination of Southern Missouri Bancorp in which it is not the surviving entity, the 2003 Option Plan provides that each holder of an unexpired award will have the right, after consummation of such transaction and during the remaining term of the award, to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the committee.

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Amendment and Termination

             The 2003 Option Plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the 2003 Option Plan. The Board of Directors may at any time amend, suspend or terminate the 2003 Option Plan or any portion thereof, except to the extent stockholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Stockholder approval will generally be required with respect to an amendment to the 2003 Option Plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the 2003 Option Plan, (ii) materially increase the benefits accruing to participants under the 2003 Option Plan, (iii) materially change the requirements as to eligibility for participation in the 2003 Option Plan, or (iv) change the class of persons eligible to participate in the 2003 Option Plan. No amendment, suspension or termination of the 2003 Option Plan, however, will impair the rights of any participant, without his or her consent, in any award made under the 2003 Option Plan.

Federal Income Tax Consequences

             The federal income tax consequences to Southern Missouri Bancorp and its employees of awards under the 2003 Option Plan are complex and subject to change. The following discussion, which has been prepared by the law firm of Silver, Freedman & Taff, L.L.P., counsel to Southern Missouri Bancorp, is only a summary of the general rules applicable to the 2003 Option Plan. Recipients of awards under the 2003 Option Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.
             As discussed above, different types of options may be issued under the 2003 Option Plan. The tax consequences related to the issuance of each is discussed separately below.

             Options. As noted above, options granted under the 2003 Option Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by Southern Missouri Bancorp and which meet certain requirements under Section 422 of the Internal Revenue Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-qualified stock option.
             Incentive Stock Options. If an option granted under the 2003 Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and Southern Missouri Bancorp will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and Southern Missouri Bancorp will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

             If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, Southern Missouri Bancorp will not be entitled to a federal tax deduction.
             If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be

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treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the exercise price, or (ii) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, Southern Missouri Bancorp may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

             The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

             In general, there will be no federal income tax deductions allowed to Southern Missouri Bancorp upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, Southern Missouri Bancorp will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

             Non-qualified Stock Options. Non-qualified stock options granted under the 2003 Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-qualified stock option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

             The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a non-qualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

             In general, there will be no federal income tax deduction allowed to Southern Missouri Bancorp upon the grant or termination of a non-qualified stock option or a sale or disposition of the shares acquired upon the exercise of a non-qualified stock option. However, upon the exercise of a non-qualified stock option, Southern Missouri Bancorp will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

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             Stock Appreciation Rights. The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Southern Missouri Bancorp will be entitled to a corresponding deduction.

Awards Under the Stock Option and Incentive Plan

             At this time, no awards have been granted under the 2003 Option Plan. Awards to eligible employees and directors are subject to the discretion of the Stock Option Committee and, therefore, are not determinable at this time.

Vote Required and Board Recommendation

             The affirmative vote of a majority of the votes cast at the meeting by the holders of shares entitled to vote is required to approve the 2003 Option Plan. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE 2003 OPTION PLAN.

PROPOSAL III -- RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

             The Board of Directors has renewed Southern Missouri Bancorp's arrangement for Kraft, Miles & Tatum, LLC to be its auditors for the fiscal year ended June 30, 2004, subject to the ratification of Southern Missouri Bancorp's shareholders. A representative of Kraft, Miles & Tatum, LLC is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

             Aggregate fees billed by Kraft, Miles & Tatum, LLC for professional services rendered for the audit of Southern Missouri Bancorp's financial statements for fiscal 2003 and the review of the financial statements included in the Southern Missouri Bancorp's quarterly reports on Form 10-QSB for the fiscal year were $43,100.

All Other Fees

             Other than audit fees, the aggregate fees billed to Southern Missouri Bancorp by Kraft, Miles & Tatum, LLC for fiscal 2003 were $14,950. Southern Missouri Bancorp did not incur any fees related to financial information systems design and implementation.

             The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2003 by Kraft, Miles & Tatum, LLC, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

             THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF KRAFT, MILES & TATUM, LLC AS SOUTHERN MISSOURI BANCORP'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

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CERTAIN TRANSACTIONS

             Like many financial institutions, Southern Missouri Bank and Trust has followed a policy of granting loans to our officers, directors and employees on the security of their primary residences and also of granting consumer loans to such persons. We have never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Southern Missouri Bancorp and Southern Missouri Bank and Trust are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectibility or present other unfavorable features. At June 30, 2003, loans to directors and executive officers totaled $4,834,673.

FINANCIAL STATEMENTS

             Southern Missouri Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Southern Missouri Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

             In addition, a copy of Southern Missouri Bancorp's annual report on Form 10-KSB for the fiscal year ended June 30, 2003, is available to each record and beneficial owner of Southern Missouri Bancorp's common stock without charge upon written request to the Corporate Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri, 63901.

SHAREHOLDER PROPOSALS

             In order to be eligible for inclusion in Southern Missouri Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Southern Missouri Bancorp's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than May 20, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than August 5, 2004.

ANNUAL REPORTS

             A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge upon written request to Samuel H. Smith, Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri 63901.

OTHER MATTERS

             We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Appendix A

APPENDIX A

SOUTHERN MISSOURI BANCORP, INC.

2003 Stock Option and Incentive Plan

             1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

             2. Definitions. The following definitions are applicable to the Plan:

             "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

             "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

             "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

             "Board" -- means the board of directors of the Corporation.

             "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

             "Code" -- means the Internal Revenue Code of 1986, as amended.

             "Committee" -- means the Committee referred to in Section 3 hereof.

             "Corporation" -- means Southern Missouri Bancorp, Inc., a Missouri-chartered corporation, and any successor thereto.

             "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

             "Market Value" -- means, as of any applicable date, the value of a Share determined as follows:

                               (i)     If the Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as

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quoted on the Composite Tape or other comparable reporting system for the exchange or market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

                               (ii)    If the Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regulatory reported for the Shares for the trading day referred to in clause (i), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

                               (iii)     In the absence of such markets for the Shares, the Market Value shall be determined in good faith by the Committee.

             "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

             "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

             "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

             "Plan" -- means this Southern Missouri Bancorp, Inc. 2003 Stock Option and Incentive Plan.

             "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

             "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

             "Shares" -- means the shares of common stock of the Corporation.

             "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation and any Affiliate for purposes of any other Award.

             3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards;

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(ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

             A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

             4. Shares Subject to Plan.

                 (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 50,000, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                 (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 25,000 Shares, subject to adjustment as provided in Section 6.

             5. Awards.

                 (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                               (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                               (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                               (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any

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combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                               (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No more than 50,000 Shares may be granted as Incentive Stock Options.

                               (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

                 (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

             6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided in this Plan, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

             7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or

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Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

             8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

             9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted by this Section 9, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

             10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

             11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom the Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It

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may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

             12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

             13. Amendment or Termination.

                 (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                 (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

             14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 13 of this Plan.

Proxy Card

REVOCABLE PROXY

SOUTHERN MISSOURI BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

October 20, 2003

             The undersigned hereby appoints Leonard W. Ehlers, Sammy A. Schalk and L. Douglas Bagby as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Wednesday, October 20, 2003, at 9:00 a.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

             This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

             Should a director nominee be unable to serve as a director, an event that Southern Missouri Bancorp does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

		VOTE FOR	VOTE WITHHELD

1.	The election as directors of all nominees listed (except as marked to the contrary below).

Greg A. Steffens Samuel H. Smith L. Douglas Bagby

Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for an individual nominee mark the box "FOR" with an "X" and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees mark the box "VOTE WITHHELD" with an "X".

________________________________________

		VOTE FOR	VOTE AGAINST	ABSTAIN

2.	Approval of the adoption of the Southern Missouri Bancorp, Inc. 2003 Stock Option and Incentive Plan.

3.	The ratification of the appointment of Kraft, Miles & Tatum, LLC as auditors of the Corporation for the fiscal year ending June 30, 2004.

4.	Such other matters that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Back of Card

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

             This proxy may be revoked at any time before it is voted by delivering to the Secretary of Southern Missouri Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Southern Missouri Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

             The undersigned acknowledges receipt from Southern Missouri Bancorp, Inc., prior to the execution of this Proxy, the Notice of Annual Meeting, a Proxy Statement dated on or about September 17, 2003 and Southern Missouri Bancorp, Inc.'s 2003 Annual Report to Shareholders.

Dated: _________________________, 2003
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.